UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 8, 2013

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

001-35916

(Commission File Number)

Delaware	80-0882793
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

6101 Condor Drive

Moorpark, CA 93021

(Address of principal executive offices, with zip code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering by PennyMac Financial Services, Inc., a Delaware corporation (the “Company”), of its Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), covered by the Registration Statement on Form S-1 (File No. 333-186495) (the “Registration Statement”), on May 8, 2013, the Company and Private National Mortgage Acceptance Company, LLC, a Delaware limited liability company and the Company’s principal subsidiary (“PNMAC”), consummated a recapitalization (the “Recapitalization”).  In connection with the Recapitalization, the Company, PNMAC and the existing unitholders of PNMAC entered into that certain Fourth Amended and Restated Limited Liability Company Agreement of PNMAC, dated as of May 8, 2013 (the “LLC Agreement”), pursuant to which, among other things, the Company became the managing member of PNMAC and the capital structure of PNMAC was modified by converting all existing classes of units into new Class A Units, with the allocation of Class A Units among PNMAC’s existing owners determined pursuant to the distribution provisions of its former limited liability company agreement based upon the liquidation value of PNMAC, assuming it was liquidated at the time of the initial public offering of Class A Common Stock with a value implied by the initial public offering price of the shares of Class A Common Stock sold in the initial public offering.

Also in connection with the Recapitalization, on May 8, 2013, the Company entered into: (i) an Exchange Agreement with PNMAC and the then-existing unitholders of PNMAC (the “Exchange Agreement”); (ii) a Tax Receivable Agreement with PNMAC and the then-existing unitholders of PNMAC (the “Tax Receivable Agreement”); (iii) a Registration Rights Agreement with the then-existing unitholders of PNMAC (the “Registration Rights Agreement”) and (iv) separate Stockholder Agreements (the “Stockholder Agreements”) with each of BlackRock Mortgage Ventures, LLC (“BlackRock”) and HC Partners LLP, formerly known as Highfields Capital Investments LLC (“Highfields”).

The LLC Agreement, the Exchange Agreement, the Tax Receivable Agreement, the Registration Rights Agreement and the Stockholder Agreements are filed as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 and 10.6, respectively, and are incorporated herein by reference.  The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

BlackRock and Highfields are significant owners of PNMAC and are parties to the LLC Agreement, Exchange Agreement, Tax Receivable Agreement, Registration Rights Agreement and, as applicable, the Stockholder Agreements.  For further information concerning the other material relationships between the Company, BlackRock, Highfields and their affiliates, see the section entitled “Certain Relationships and Related Party Transactions” in the Registration Statement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 8, 2013, the Company’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement (the “Amended Charter”), and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement (the “Amended Bylaws”), became effective. A description of the Amended Charter and the Amended Bylaws has previously been disclosed by the Company in the Registration Statement.  The Amended Charter and the Amended Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

In connection with the initial public offering, the Company’s board of directors and stockholders approved and adopted the 2013 Equity Incentive Plan (the “Plan”).  The Plan is filed herewith as Exhibit 99.1 and is incorporated herein by reference.  The terms of the Plan are substantially the same as the terms set forth in the form of the Plan filed as an exhibit to the Registration Statement and as described therein.

On May 14, 2013, the Company completed its initial public offering by issuing 12,777,777 shares of Class A Common Stock for cash consideration of $16.875 per share (net of underwriting discounts) to a syndicate of underwriters led by Citigroup Global Markets, Inc., BofA Merrill Lynch, Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co., as joint book-running managers for the offering. Barclays Capital Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, and Wells Fargo Securities, LLC acted as co-managers.  The Company’s net proceeds from the offering were approximately $215.6 million, after deducting underwriting discounts and commissions.  As contemplated in the Company’s Registration Statement, the Company has used the net proceeds from the offering to purchase 12,777,777 newly issued Class A Units of PNMAC at a price per Class A Unit of $16.875.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

3.1	Amended and Restated Certificate of Incorporation of PennyMac Financial Services, Inc.

3.2	Amended and Restated Bylaws of PennyMac Financial Services, Inc.

10.1	Fourth Amended and Restated Limited Liability Company Agreement of Private National Mortgage Acceptance Company, LLC, dated as of May 8, 2013.

10.2	Exchange Agreement, dated as of May 8, 2013, among PennyMac Financial Services, Inc., Private National Mortgage Acceptance Company, LLC and the unitholders from time to time party thereto.

10.3	Tax Receivable Agreement, dated as of May 8, 2013, among PennyMac Financial Services, Inc., Private National Mortgage Acceptance Company, LLC and the unitholders from time to time party thereto.

10.4	Registration Rights Agreement, dated as of May 8, 2013, among PennyMac Financial Services, Inc. and the unitholders from time to time party thereto.

10.5	Stockholder Agreement, dated as of May 8, 2013, by and between PennyMac Financial Services, Inc. and BlackRock Mortgage Ventures, LLC.

10.6	Stockholder Agreement, dated as of May 8, 2013, by and between PennyMac Financial Services, Inc. and HC Partners LLC.

99.1	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Date: May 14, 2013	By:	/s/ Jeffrey Grogin
Jeffrey Grogin
Chief Administrative and Legal Officer and Secretary

Exhibit Index

Exhibit
No.	Description

3.1	Amended and Restated Certificate of Incorporation of PennyMac Financial Services, Inc.

3.2	Amended and Restated Bylaws of PennyMac Financial Services, Inc.

10.1	Fourth Amended and Restated Limited Liability Company Agreement of Private National Mortgage Acceptance Company, LLC, dated as of May 8, 2013.

10.2	Exchange Agreement, dated as of May 8, 2013, among PennyMac Financial Services, Inc., Private National Mortgage Acceptance Company, LLC and the unitholders from time to time party thereto.

10.3	Tax Receivable Agreement, dated as of May 8, 2013, among PennyMac Financial Services, Inc., Private National Mortgage Acceptance Company, LLC and the unitholders from time to time party thereto.

10.4	Registration Rights Agreement, dated as of May 8, 2013, among PennyMac Financial Services, Inc. and the unitholders from time to time party thereto.

10.5	Stockholder Agreement, dated as of May 8, 2013, by and between PennyMac Financial Services, Inc. and BlackRock Mortgage Ventures, LLC.

10.6	Stockholder Agreement, dated as of May 8, 2013, by and between PennyMac Financial Services, Inc. and HC Partners LLC.

99.1	PennyMac Financial Services, Inc. 2013 Equity Incentive Plan.